Exhibit 99.1
BeautyHealth Reports Third Quarter 2024 Financial Results
Delivers third quarter net sales of $78.8 million;
Delivers improved profitability as strategic initiatives start to take hold
Successfully launches Hydralock HA Booster

Long Beach, Calif., November 12, 2024 – The Beauty Health Company (NASDAQ: SKIN) (“BeautyHealth”), home to flagship brand Hydrafacial, today announced financial results for the third quarter ended September 30, 2024 ("Q3 2024").

“We delivered revenue above the midpoint of our guidance, with growth in consumables sales driven by sustained demand for Hydrafacial treatments and the successful launch of the Hydralock HA Booster” said BeautyHealth Chief Executive Officer Marla Beck. “Our ability to expand gross margins and achieve adjusted EBITDA profitability in the third quarter reflects the positive impact of our operational excellence initiatives and disciplined expense management.”

Ms. Beck added, “During the quarter, we made the strategic decision to centralize our global manufacturing footprint in Long Beach by year-end and conclude our relationship with our third-party manufacturing partner in China. This move is a key step in simplifying our operations and aligning our business with the most scalable and profitable growth opportunities. We also completed a comprehensive evaluation of our sales organization and are implementing new processes, technologies and analytics to improve our lead pipeline and overall execution. Additionally, we strengthened our commercial leadership team with the appointments of a new Chief Revenue Officer and Chief Marketing Officer, both of whom joined BeautyHealth subsequent to quarter end. While there’s still more work to be done, we are confident that the actions we’ve taken to date are setting the foundation for our return to profitable growth and Hydrafacial’s long-term success.”

For the quarter, net sales of $78.8 million decreased (19.1)% relative to the same period in 2023. Third quarter results reflect lower equipment sales partially offset by steady growth in consumables net sales. The Company revised its full year net sales guidance lower due to continued pressure on delivery systems sales and improved its adjusted EBITDA guidance to reflect stronger profitability in the third quarter.

Key Operational and Business Metrics

	Three Months Ended September 30,		Nine Months Ended September 30,
Unaudited ($ in millions) (1)	2024	2023	2024	2023
Delivery Systems net sales	$27.6	$51.0	$98.6	$162.0
Consumables net sales	51.2	46.4	152.2	139.2
Total net sales	$78.8	$97.4	$250.8	$301.2
Gross profit (loss)	$40.6	$(12.6)	$130.0	$109.4
Gross margin	51.6%	(12.9)%	51.8%	36.3%
Adjusted gross profit(2)	$54.7	$60.9	$151.2	$197.0
Adjusted gross margin(2)	69.5%	62.5%	60.3%	65.4%
Net loss	$(18.3)	$(73.8)	$(18.8)	$(90.7)
Adjusted EBITDA(2)	$8.1	$9.1	$3.2	$21.0
Adjusted EBITDA margin(2)	10.2%	9.3%	1.3%	7.0%

	Three Months Ended September 30,		Nine Months Ended September 30,
Unaudited	2024	2023	2024	2023
Total delivery systems sold	1,118	2,140	3,820	6,736
Active install base	34,162	30,074	34,162	30,074
__________________________
(1) Amounts may not sum due to rounding.
(2) See "Non-GAAP Financial Measures" below.

Financial Highlights
•Net sales were $78.8 million for the third quarter of 2024, a decrease of (19.1)%, compared to the prior year period ("Q3 2023"), due to lower delivery systems net sales.
•Gross margin was 51.6% in Q3 2024 compared to (12.9)% in Q3 2023. The improvement in gross margin was primarily due to the absence of charges and inventory write-downs associated with the Syndeo Program of $63.1 million in Q3 2023 and lower inventory related charges and product costs, partially offset by $8 million of manufacturing optimization related costs incurred in 2024.
•Adjusted gross margin was 69.5% in Q3 2024 compared to 62.5% in Q3 2023. The improvement in adjusted gross margin was primarily due to lower inventory related charges and product costs, higher average selling price for equipment net sales, and favorable mix shift towards consumable net sales.
•Net loss was $(18.3) million in Q3 2024 compared to net loss of $(73.8) million in Q3 2023. The change compared to the prior year was primarily due to costs associated with the Syndeo Program in 2023.
•Adjusted EBITDA was $8.1 in Q3 2024 compared to adjusted EBITDA of $9.1 in Q3 2023. The decline in adjusted EBITDA was primarily due to lower net sales partially offset by higher gross margin and lower operational spend.
•The Company placed 1,118 delivery systems during the quarter compared to 2,140 in the prior year period, reflecting a challenging macroeconomic environment in addition to the prior year international launch of Syndeo Delivery System ("Syndeo").

Balance Sheet and Cash Flow Highlights
•Cash, cash equivalents, and restricted cash were approximately $358.9 million as of September 30, 2024 compared to approximately $523.0 million as of December 31, 2023. The change was primarily due to the repurchase of convertible senior notes during the first half of 2024.
•The Company had approximately 7 million private placement warrants and approximately 124.1 million shares of Class A common stock outstanding as of September 30, 2024.

Revised Financial Guidance as of November 2024

Fiscal Year 2024
Net sales	$322 – $332 million
Adjusted EBITDA(1)	($2) – $4 million
__________________________
(1) See "Non-GAAP Financial Measures" below.

Revised financial guidance reflects the following assumptions:
•Revised full-year net sales guidance reflects continued downward pressure on delivery systems sales.
•Revised full-year adjusted EBITDA guidance reflects the improved Q3 2024 gross margin performance and reduction in operational spend.
•Assumes no material deterioration in general market conditions or other unforeseen circumstances beyond the Company's control, such as foreign currency exchange rates.
•Excludes any unannounced acquisitions, dispositions or financings.

Regional Operational and Business Metrics

	Three Months Ended September 30,		Nine Months Ended September 30,
Unaudited ($ in millions) (1)	2024	2023	2024	2023
Delivery Systems net sales
Americas	$16.2	$20.3	$54.1	$73.1
Asia-Pacific (“APAC”)	4.9	18.0	18.9	46.4
Europe, the Middle East and Africa (“EMEA”)	6.5	12.7	25.6	42.4
Total Delivery Systems net sales	$27.6	$51.0	$98.6	$162.0

Consumables net sales
Americas	$35.6	$31.4	$105.8	$95.2
APAC	5.9	6.7	17.5	17.1
EMEA	9.6	8.3	28.9	26.9
Total Consumables net sales	$51.2	$46.4	$152.2	$139.2

Net sales
Americas	$51.9	$51.7	$159.9	$168.3
APAC	10.8	24.7	36.4	63.5
EMEA	16.1	21.1	54.4	69.3
Total net sales	$78.8	$97.4	$250.8	$301.2

Delivery Systems sold
Americas	634	776	2,046	2,844
APAC	215	752	771	1,942
EMEA	269	612	1,003	1,950
Total Delivery Systems sold	1,118	2,140	3,820	6,736
__________________________
(1) Amounts may not sum due to rounding.

Conference Call
BeautyHealth will host a conference call on Tuesday, November 12, 2024, at 4:30 p.m. ET to review its third quarter 2024 financial results. The call may be accessed via live webcast through the Events & Presentations page on our Investor Relations website at https://investors.beautyhealth.com. A replay of the conference call will be available approximately three hours after the conclusion of the call and can be accessed online at https://investors.beautyhealth.com.

Non-GAAP Financial Measures
In addition to results determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"), management utilizes certain non-GAAP financial measures such as adjusted gross profit, adjusted gross margin, adjusted EBITDA, and adjusted EBITDA margin for purposes of evaluating ongoing operations and for internal planning and forecasting purposes.

Management believes that these non-GAAP financial measures, when reviewed collectively with the Company’s GAAP financial information, provide useful supplemental information to investors in assessing the Company's operating performance. These non-GAAP financial measures should not be considered as an alternative to GAAP financial information or as an indication of operating performance or any other measure of performance derived in accordance with GAAP, and may not provide information that is directly comparable to that provided by other companies in its industry, as these other companies may calculate non-GAAP financial measures differently, particularly related to unusual items.

Adjusted gross profit is gross profit (loss) excluding the effects of depreciation expense, amortization expense, stock-based compensation expense and other items such as manufacturing optimization costs; write-off of discontinued, excess and obsolete product; Syndeo Program; and Syndeo product optimization logistics & service costs. Adjusted gross margin represents adjusted gross profit as a percentage of net sales.

Adjusted EBITDA is calculated as net loss excluding the effects of expense (benefit) for income taxes; depreciation expense; amortization expense; stock-based compensation expense; interest expense; interest income; other income, net; change in fair value of warrant liability; foreign currency (gain) loss, net; manufacturing optimization costs; write-off of discontinued, excess and obsolete product; Syndeo Program; Syndeo product optimization logistics & service costs; litigation related costs; transaction related costs; and severance, restructuring and other. Adjusted EBITDA margin represents adjusted EBITDA as a percentage of net sales.

The Company does not provide a reconciliation of its fiscal 2024 adjusted EBITDA guidance to net loss, the most directly comparable forward looking GAAP financial measures, due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, which cannot be done without unreasonable efforts, including adjustments that could be made for changes in fair value of warrant liabilities, integration and acquisition-related expenses, amortization expenses, non-cash stock-based compensation, gains/losses on foreign currency, and other charges reflected in our reconciliation of historic numbers, the amount of which, based on historical experience, could be significant. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. The Company's fiscal 2024 adjusted EBITDA guidance is merely an outlook and is not a guarantee of future performance. Stockholders should not rely or place an undue reliance on such forward-looking statements. See “Forward-Looking Statements” for additional information.

The Beauty Health Company
Condensed Consolidated Statements of Comprehensive Income (Loss) (1)
($ in millions, except share and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net sales	$78.8	$97.4	$250.8	$301.2
Cost of sales	38.2	110.0	120.8	191.7
Gross profit (loss)	40.6	(12.6)	130.0	109.4
Operating expenses:
Selling and marketing	27.6	30.7	91.8	112.5
Research and development	1.1	1.8	5.1	7.1
General and administrative	33.4	37.0	93.7	102.5
Total operating expenses	62.2	69.5	190.6	222.0
Loss from operations	(21.5)	(82.1)	(60.6)	(112.6)
Interest expense	2.5	3.4	7.9	10.3
Interest income	(4.9)	(6.8)	(14.4)	(16.8)
Other income, net	(0.1)	(4.9)	(33.5)	(5.3)
Change in fair value of warrant liabilities	(0.4)	(5.9)	(3.0)	(8.4)
Foreign currency transaction (gain) loss, net	(2.3)	2.3	0.2	0.7
Loss before provision for income taxes	(16.3)	(70.3)	(17.8)	(93.1)
Income tax expense (benefit)	1.9	3.5	0.9	(2.4)
Net loss	(18.3)	(73.8)	(18.8)	(90.7)
Comprehensive loss, net of tax:
Foreign currency translation adjustments	1.2	(1.1)	(0.7)	(0.6)
Comprehensive loss	$(17.1)	$(74.9)	$(19.4)	$(91.3)
Net loss per share
Basic	$(0.15)	$(0.56)	$(0.15)	$(0.68)
Diluted	$(0.15)	$(0.56)	$(0.31)	$(0.68)
Weighted average common shares outstanding
Basic	124,057,602	132,896,626	123,630,811	132,679,547
Diluted	124,057,602	132,896,626	142,667,209	132,679,547
__________________________
(1)Amounts may not sum due to rounding.

The Beauty Health Company
Condensed Consolidated Balance Sheets (1)
($ in millions)
(Unaudited)

	September 30, 2024	December 31, 2023
ASSETS
Current assets:
Cash, cash equivalents, and restricted cash	$358.9	$523.0
Accounts receivable, net	36.3	54.7
Inventories	73.4	91.3
Income tax receivable	0.4	0.3
Prepaid expenses and other current assets	16.0	28.9
Total current assets	485.0	698.3
Property and equipment, net	7.6	14.2
Right-of-use assets, net	14.6	12.1
Intangible assets, net	51.0	62.1
Goodwill	125.5	125.8
Deferred income tax assets, net	1.2	0.5
Other assets	14.7	16.0
TOTAL ASSETS	$699.5	$929.1
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$23.1	$44.8
Accrued payroll-related expenses	16.5	22.0
Lease liabilities, current	4.8	4.6
Income tax payable	1.4	2.8
Syndeo Program reserves	—	21.0
Other accrued expenses	28.1	19.8
Total current liabilities	73.9	115.0
Lease liabilities, non-current	12.1	9.3
Deferred income tax liabilities, net	1.1	0.7
Warrant liabilities	0.6	3.6
Convertible senior notes, net	551.4	738.4
Other long-term liabilities	0.7	2.8
TOTAL LIABILITIES	$639.8	$869.7

Stockholders’ equity:
Class A Common Stock	$—	$—
Additional paid-in capital	561.1	541.3
Accumulated other comprehensive loss	(3.7)	(3.0)
Accumulated deficit	(497.6)	(478.9)
Total stockholders’ equity	$59.7	$59.4
LIABILITIES AND STOCKHOLDERS’ EQUITY	$699.5	$929.1
__________________________
(1)Amounts may not sum due to rounding.

The Beauty Health Company
Condensed Consolidated Statement of Cash Flows (1)
($ in millions)
(Unaudited)

	Nine Months Ended September 30,
	2024	2023
Cash, cash equivalents, and restricted cash at beginning of period	$523.0	$568.2
Operating activities:
Net loss	(18.8)	(90.7)
Non-cash adjustments:	51.6	82.2
Change in operating assets and liabilities:
Accounts receivable	13.3	6.0
Inventories	(7.5)	3.4
Prepaid expenses, other current assets, and income tax receivable	8.0	(16.2)
Accounts payable, accrued expenses, and income tax payable	(39.5)	50.1
Other, net	(7.5)	(7.9)
Net cash (used for) provided by operating activities	(0.3)	26.9
Net cash used for investing activities	(5.9)	(29.3)
Net cash used for financing activities	(157.6)	(6.1)
Net change in cash, cash equivalents, and restricted cash	(163.8)	(8.5)
Effect of foreign currency translation	(0.3)	(0.2)
Cash, cash equivalents, and restricted cash at end of period	$358.9	$559.4
__________________________
(1)Amounts may not sum due to rounding.

The following table reconciles gross profit (loss) to adjusted gross profit for the periods presented:

	Three Months Ended September 30,		Nine Months Ended September 30,
Unaudited ($ in millions) (1)	2024	2023	2024	2023
Net sales	$78.8	$97.4	$250.8	$301.2

Gross profit (loss)	$40.6	$(12.6)	$130.0	$109.4
Gross margin	51.6%	(12.9)%	51.8%	36.3%

Adjusted to exclude the following:
Depreciation expense	1.0	0.7	1.8	1.8
Amortization expense	3.2	2.7	9.8	9.7
Stock-based compensation expense	0.2	0.5	(0.1)	1.2
Manufacturing optimization costs	7.6	—	7.6	—
Write-off of discontinued, excess and obsolete product	2.0	6.4	2.0	10.4
Syndeo Program	—	63.1	—	63.1
Syndeo product optimization logistics & service costs	—	—	—	1.4
Adjusted gross profit	$54.7	$60.9	$151.2	$197.0
Adjusted gross margin	69.5%	62.5%	60.3%	65.4%
__________________________
(1)Amounts may not sum due to rounding.

The following table reconciles net loss to adjusted EBITDA for the periods presented:

	Three Months Ended September 30,		Nine Months Ended September 30,
Unaudited ($ in millions) (1)	2024	2023	2024	2023
Net sales	$78.8	$97.4	$250.8	$301.2

Net loss	$(18.3)	$(73.8)	$(18.8)	$(90.7)
Adjusted to exclude the following:
Expense (benefit) for income taxes	1.9	3.5	0.9	(2.4)
Depreciation expense	3.1	2.5	8.5	7.0
Amortization expense	6.5	5.5	18.6	17.7
Stock-based compensation expense	7.7	8.2	20.8	20.3
Interest expense	2.5	3.4	7.9	10.3
Interest income	(4.9)	(6.8)	(14.4)	(16.8)
Other income, net	(0.1)	(4.9)	(33.5)	(5.3)
Change in fair value of warrant liabilities	(0.4)	(5.9)	(3.0)	(8.4)
Foreign currency (gain) loss, net	(2.3)	2.3	0.2	0.7
Manufacturing optimization costs	7.6	—	7.6	—
Write-off of discontinued, excess and obsolete product	2.0	6.4	2.0	10.4
Syndeo Program	—	63.1	—	63.1
Syndeo product optimization logistics & service costs	—	—	—	1.4
Litigation related costs	2.5	—	3.7	1.5
Transaction related costs	—	—	—	0.8
Severance, restructuring and other	0.2	5.5	2.5	11.3
Adjusted EBITDA	$8.1	$9.1	$3.2	$21.0
Adjusted EBITDA margin	10.2%	9.3%	1.3%	7.0%
__________________________
(1)Amounts may not sum due to rounding.

About The Beauty Health Company
The Beauty Health Company (NASDAQ: SKIN) is a global category-creating company delivering millions of skin health experiences every year that help consumers reinvent their relationship with their skin, bodies and self-confidence. Our brands are pioneers: Hydrafacial™ in hydradermabrasion, SkinStylus™ in microneedling, and Keravive™ in scalp health. Together, with our powerful global community of estheticians, partners and consumers, we are personalizing skin health for all ages, genders, skin tones, and skin types. We are committed to being ever more mindful in how we conduct our business to positively impact our communities and the planet. Find a local provider at https://hydrafacial.com/find-a-provider/, and learn more at beautyhealth.com or LinkedIn.

Forward-Looking Statements
Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, including statements regarding The Beauty Health Company’s strategy, plans, objectives, initiatives and financial outlook. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside The Beauty Health Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. As such, readers are cautioned not to place undue reliance on any forward-looking statements.

Important factors that may affect actual results or outcomes include, among others: The Beauty Health Company’s ability to manage growth; The Beauty Health Company’s ability to execute its business plan; potential litigation involving The Beauty Health Company; changes in applicable laws or regulations; the possibility that The Beauty Health Company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the U.S. Securities and Exchange Commission (the “SEC”) and in the Company’s subsequent filings with the SEC. There may be additional risks that the Company does not presently know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The Beauty Health Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Contacts
Investors: IR@beautyhealth.com
Press: Press@beautyhealth.com